UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2004

WOLVERINE TUBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12164	63-0970812
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

200 Clinton Avenue West, Suite 1000
Huntsville, Alabama	35801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 353-1310

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE 10/26/04
EX-99.2 SCRIPT OF CONFERENCE CALL PRESENTATION

Item 2.02 Results of Operations and Financial Condition.

     On October 26, 2004, Wolverine Tube, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the three-month and nine-month periods ended October 3, 2004. On October 26, 2004, the Company also held a conference call that was webcast on the Company’s website to discuss the contents of this press release. The press release and a copy of the script of the conference call presentation are furnished as Exhibits 99.1 and 99.2 hereto, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – Not Applicable

(b) Pro forma financial information – Not Applicable

(c) Exhibits

Exhibit No.	Description
99.1	Press release, dated October 26, 2004, issued by Wolverine Tube, Inc. announcing the Company’s earnings for the three-month and nine-month periods ended October 3, 2004.

99.2	Script of conference call presentation, dated October 26, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 27, 2004

WOLVERINE TUBE, INC.
By:	/s/ James E. Deason
James E. Deason
Executive Vice President, Chief Financial Officer, Secretary and Director

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated October 26, 2004, issued by Wolverine Tube, Inc. announcing the Company’s earnings for the three-month and nine-month periods ended October 3, 2004.

99.2	Script of conference call presentation, dated October 26, 2004.